UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2006

The Retirement Solution.com, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-27019 (Commission File Number)	87-0369205 (I.R.S. Employer Identification Number)

337 N. Marwood Avenue, Fullerton CA 92832
(Address of principal executive offices) (zip code)

714-322-2263
(Registrant's telephone number, including area code)

Copies to:
Andrea Cataneo, Esq.
Yoel Goldfeder, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

378 North Main, #124, Laytom, UT 84041
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A is being filed as an amendment to the Form 8-K that was filed by The Retirement Solution.com, Inc. (the “Company”) related to events that occurred on September 6, 2006. The only portion of such Form 8-K being amended is to include the financial statements required to be filed thereunder and to include as exhibit 16.1, a letter from the Company’s former accountants.

1

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

1. Audited Financial Statements of The Retirement Solution, Inc. as of March 31, 2006 and for the period from August 10, 2005 (date of inception) through March 31, 2006 (1)

2. Unaudited financial statements for the three month period ended June 30, 2006.

(b) Pro forma financial information.

Not applicable.

(c) Shell Company Transactions

Consolidated unaudited pro forma financial statements December 31, 2005 and March 31, 2006.

(d) Exhibits

Exhibit Number	Description
10.1	Share Purchase Agreement by and among Voxpath Holdings, Inc., The Retirement Solution, Inc. and the shareholders of The Retirement Solution, Inc. (1)

16.1	Letter from Chisholm Bierwolf and Nilson, LLC

(1)  Previously filed as exhibits to the Form 8-K filed by the Registrant on September 6, 2006

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Retirement Solution.com, Inc.

Dated: October 2, 2006	By:	/s/ William Kosoff
Name: William Kosoff
Title: Chairman, Chief Executive Officer and Chief Financial Officer

THE RETIREMENT SOLUTION, INC.

The Retirement Solution, Inc.
Condensed Balance Sheet
(Unaudited)
June 30, 2006

Assets
Current Assets:
Cash and cash equivalents	$-
Organizational cost	50,000
Due from related party	290
Total Current Assets	50,290
Property and Equipment, net of accumulated depreciation	2,197
Total Assets	$52,487

Liabilities and Deficiency in Stockholders' Equity

Current Liabilities:
Bank overdraft	$11,439
Accounts payable	6,533
Due to related parties	166,923
Other current liabilities	158,194
Current portion of long-term debt	300,000
Total Current Liabilities	643,089

Deficiency in Stockholders' Equity:
Common stock, par value $.001; 300,000,000 shares
authorized; 121,000,000 shares issued and outstanding	121,000
Additional paid-in capital	249,000
Accumulated deficit	(960,602)
Total Deficiency in Stockholders' Equity	(590,602)
Total Liabilities and Deficiency in Stockholders' Equity	$52,487

The accompanying notes are an integral part of these unaudited condensed financial statements.

The Retirement Solution, Inc.
Condensed Statement of Operations
(Unaudited)
For the Period April 1, 2006 through June 30, 2006

Revenues	$37,115
Operating Expenses:
Payroll and wage expenses	22,317
Depreciation	267
Other operating expenses	423,705
Total Operating Expenses	446,289
Loss from operations	(409,174)
Other Expenses:
Interest expense	6,233
Total Other Expenses	6,233
Loss before income taxes	(415,407)
Income Taxes	-
Net Loss	$(415,407)
Loss Per Share (Basic and Assuming Dilution)	$-
Weighted Average Shares Outstanding	121,000,000

The accompanying notes are an integral part of these unaudited condensed financial statements.

The Retirement Solution, Inc.
Condensed Statement of Deficiency in Stockholders’ Equity
(Unaudited)
For the Period April 1, 2006 through June 30, 2006

	Common Stock		Additional Paid-in	Accumulated	Total (Deficiency in) Stockholders'
	Shares	Amount	Capital	Deficit	Equity
Balance at March 31, 2006	120,000,000	$120,000	$-	$(545,195)	$(425,195)
Common stock issued for services
and financing costs	1,000,000	1,000	249,000	-	250,000
Net loss	-	-	-	(415,407)	(415,407)
Balance at June 30, 2006	121,000,000	$121,000	$249,000	$(960,602)	$(590,602)

The accompanying notes are an integral part of these unaudited condensed financial statements.

The Retirement Solution, Inc.
Condensed Statement of Cash Flows
(Unaudited)
For the Period April 1, 2006 through June 30, 2006

Cash Flows From Operating Activities
Net loss	$(415,407)
Adjustments to reconcile increase (decrease) in net assets
to net cash used in operating activities:
Depreciation	267
Issuance of common stock for services and financing costs	250,000
Changes in assets and liabilities:
Refundable deposit	(50,000)
Bank overdraft	11,439
Accounts payable	6,533
Payments for advances to related party	6,190
Other liabilities	60,836
Net Cash Used in Operating Activities	(130,142)

Net Cash Used in Investing Activities	-

Cash From Financing Activities
Proceeds from debenture payable	50,000
Payments for due to related parties	(102,015)
Proceeds from due to related parties	168,021
Net Cash Provided by Financing Activities	116,006

Net Change in Cash and Cash Equivalents	(14,136)

Cash and Cash Equivalents
March 31, 2006	14,136
June 30, 2006	$-

Supplemental Disclosures of Cash Flow Information
Cash paid during the period for:
Interest	$-
Income taxes	$-

Non-Cash Investing and Financing Activities
Common stock issued for financing costs	$125,000
Common stock issued for services	$125,000

The accompanying notes are an integral part of these unaudited condensed financial statements.

The Retirement Solution, Inc.
Notes to the Unaudited Condensed Financial Statements
June 30, 2006

1.    Summary of Significant Accounting Policies

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

A. Basis of Preparation

The Retirement Solution, Inc. (the “Company”), is incorporated under the laws of the State of Nevada on August 10, 2005. The accounting policies of the Company are in accordance with accounting principles generally accepted in the United States of America applied on a consistent basis.

The accompanying unaudited financial statements as of June 30, 2006 and for the three months ended June 30, 2006 have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission, including Form 10-QSB and Regulation S-B. The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments), which are, in the opinion of management, necessary to fairly present the operating results for the respective periods. Certain information and footnote disclosures normally present in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. The company believes that the disclosures provided are adequate to make the information presented not misleading. These financial statements should be read in conjunction with the audited financial statements and explanatory notes for the year ended March 31, 2006 as disclosed in the company's form 8-K for that year as filed with the SEC herewith.

The results of the three months ended June 30, 2006 are not necessarily indicative of the results to be expected for the full year ending March 31, 2007.

B. Nature of Operations

The Company is a direct sales/multi-level marketing company that provides financial and educational information to its subscribers.

The Retirement Solution, Inc.
Notes to the Unaudited Condensed Financial Statements
June 30, 2006

1.    Summary of Significant Accounting Policies (continued)

C. Revenue Recognition

For revenue from product sales and services, the Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition ("SAB104"), which superseded Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB101"). SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company defers any revenue for which the product has not been delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required. SAB 104 incorporates Emerging Issues Task Force 00-21 ("EITF 00-21"), Multiple-Deliverable Revenue Arrangements. EITF 00-21 addresses accounting for arrangements that may involve the delivery or performance of multiple products, services and/or rights to use assets. The effect of implementing EITF 00-21 on the Company's financial position and results of operations was not significant.

D. Advertising Costs

The Company expenses advertising costs as incurred. Advertising expense was $0 for the three months ended June 30, 2006.

E. Stock-Based Compensation

On January 1, 2006 the company adopted Statement of Financial Accounting Standards No. 123 (revised 2004) "Share-Based Payment" ("SFAS 123 (R) which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors including employee stock options and employee stock purchases related to a Employee Stock Purchase Plan based on the estimated fair values. SFAS 123 (R) supersedes the company's previous accounting under Accounting Principles Board Opinion No.25, "Accounting for Stock Issued to Employees" ("APB 25") for the periods beginning fiscal 2006.

The company adopted SFAS 123 (R) using the modified prospective transition method, which required the application of the accounting standard as of January 1, 2006. The company's Financial Statements as of and for period ended June 30, 2006 reflect the impact of SFAS 123(R). In accordance with the modified prospective transition method, the company's Financial Statements for the prior periods have not been restated to reflect, and do not include the impact of SFAS 123 (R). Stock based compensation expense recognized under SFAS 123 (R) for the period ended June 30, 2006 was $0. Pro forma stock based compensation was $0 for the period ended June 30, 2006.

The Retirement Solution, Inc.
Notes to the Unaudited Condensed Financial Statements
June 30, 2006

1.    Summary of Significant Accounting Policies (continued)

F. Concentrations of Credit Risk

Financial instruments and related items, which potentially subject the company to concentrations of credit risk, consist primarily of cash and cash equivalents. The company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit.

2.    Property and Equipment

The Company’s property and equipment at June 30, 2006 consists of the following:

Office equipment	$2,673
2,673
Less accumulated depreciation	(476)
$2,197

Depreciation expense charged to operations amounted to $267 for the three months ended June 30, 2006.

3.    Related Party Transactions

The Company advanced a related party $76,390. The advance is non-interest bearing and has no repayment terms. The Company is related to the corporation through common ownership. At June 30, 2006, due from related party balance was $290. During period three months ended June 30, 2006, the Company charged to operations, commission expenses of $36,890.

The Company received advances totaling $268,938 from two related parties. The advances are non-interest bearing and have no repayment terms. The related parties consist of a corporation related to the Company through common ownership and another corporation that is majority owned by the former president and CEO of the Company. At June 30, 2006, due to related parties balance was $166,923.

A corporation that is majority owned by the former president and CEO of the Company provides ongoing services for management, graphic design, customer service, software programming and other consulting services as follows: A monthly base fee of $27,003 (beginning March 1, 2006) is charged plus a management fee equal to 12 ½% of the salaries paid by the related party to its employees. The related party may adjust its fees from time to time, but not more frequently than quarterly, and shall not be increased by more than 25%. The Company charged $81,009 to expenses for the three months ended June 30, 2006.

The Retirement Solution, Inc.
Notes to the Unaudited Condensed Financial Statements
June 30, 2006

3.    Related Party Transactions (continued)

The Company leases office space from the related party under an operating lease agreement (Agreement). Under the Agreement, minimum monthly lease payments of $5,300 are required, continuing on a month-to-month basis until the Company or the lessor terminates the tenancy (Note 6). The monthly lease payment is part of the management fee of $27,003 described above.

4.    Notes Payable

A summary of notes payable at June 30, 2006 is as follows:

Convertible Promissory Note

In August 2005, the Company entered into an agreement to borrow $250,000 in exchange for a Convertible Promissory Note (Convertible Note). The Convertible Note included interest at 10% compounded semiannually, due and payable in five equal installments of $50,000 through December 2005. At Noteholder’s option, the Convertible Note could be convertible into 250,000 shares stock of the majority shareholder of the Company (Parent) at the equivalent conversion price of $1.00 per share. In addition to the Convertible Note, the Noteholder was to be issued warrants to purchase 250,000 shares of the Parent’s common stock at an exercise price of $1.25 per share. Under the terms of the Convertible Note, if the existing president should resign or be dismissed, the monies loan to the Company, including all accrued interest, would immediately be due and payable. The president resigned on February 19, 2006, thus accelerating the payment of the loan, plus accrued interest.

On April 24, 2006, the Company entered into an agreement with the Noteholder regarding his forbearance of collecting the debt owed to him due to the resignation of its former President. The Company will pay from the proceeds of a Private Placement, 10% of the first $500,000 of funds raised and 20% of the next $500,000 raised, for a total of $150,000. The remaining balance will be due on September 30, 2007, including interest at 10% compounding semi-annually. If the Private Placement raises less than $1,000,000 by October 2006, the Company will pay 10% of all additional capital raised by the Company. If no Private Placement Offering is circulated, the balance will be due immediately. Additionally, as consideration for his forbearance, the Company granted the Noteholder 500,000 shares of the Company’s common stock which was issued to him on April 24, 2006.

The Retirement Solution, Inc.
Notes to the Unaudited Condensed Financial Statements
June 30, 2006

4.    Notes Payable (continued)

Convertible Debenture

In June 2006, the Company received $50,000 in exchange for a Convertible Debenture (Debenture) that will mature on September 15, 2006. The Debenture bears interest at a rate of 10% and will be convertible into 200,000 shares of the Company’s common stock, at a conversion rate of $.25 per share. Interest will also be converted into common stock at a conversion rate of $.25 per share.

At June 30, 2006 balances consist of the following:

June 30,
2006
Convertible promissory note	$250,000
Convertible debenture	50,000
Total	300,000
Less: current portion	(300,000)
Long-term debt	$-

5.    Common Stock

The Company is authorized to issue 300,000,000 shares of common stock with par value $.001 per share.

The Company had 121,000,000 shares of common stock issued and outstanding at June 30, 2006.

On December 15, 2005, the Company increased its authorized shares of common stock from 75,000 shares to 300,000,000 shares and declared a forward split of 12,000 shares to 1 share. Accordingly, all historical shares, weighted average share and per share amounts have been restated to reflect the forward stock split.

During the three months ended June 30, 2006 the Company issued 1,000,000 shares of common stock as follows:

500,000 shares were issued to Noteholder (see Note 4) for forbearance of collecting the debt owed by the Company.

500,000 shares were issued to a consultant in exchange for consulting services.

The Retirement Solution, Inc.
Notes to the Unaudited Condensed Financial Statements
June 30, 2006

6.    Commitments and Contingencies

Leases

On April 1, 2006, the Company entered into a new lease agreement with the related party under an operating lease agreement (Agreement). Under the Agreement, minimum monthly lease payments of $2,400 are required, continuing on a month-to-month basis until the Company or the lessor terminates the tenancy. The rent expense for the operating lease for the three months ended June 30, 2006, was $7,200 and was part of the management fee described in Note 3.

Employment and Consulting Agreements

The Company has consulting agreements with outside contractors to provide certain marketing and financial advisory services. The Agreements are generally for a term of 12 months from inception and renewable automatically from year to year unless either the Company or Consultant terminates such engagement by written notice.

Litigation

The Company may be subject to legal proceedings and claims which arise in the ordinary course of its business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters should not have a material adverse effect on its financial position, results of operations or liquidity. The Company had no pending legal proceedings or claims as of June 30, 2006.

7.    Going Concern

The Company’s unaudited condensed financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred significant losses which have resulted in an accumulated deficit of $960,602 at June 30, 2006 which raises substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

Continuation as a going concern is dependent upon obtaining additional capital and upon the Company’s attaining profitable operations. The Company will require a substantial amount of additional funds to complete the development of its products, to build a sales and marketing organization, and to fund additional losses which the Company expects to incur over the next few years. The management of the Company intends to seek additional funding through a Private Placement Offering which will be utilized to fund product development and continue operations. The Company recognizes that, if it is unable to raise additional capital, it may find it necessary to substantially reduce or cease operations.

The Retirement Solution, Inc.
Notes to the Unaudited Condensed Financial Statements
June 30, 2006

8.    Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities consisted of the following at June 30, 2006:

Accounts payable	$6,533
Accrued commissions payable	14,714
Accrued consulting payable	91,000
Accrued interest payable	23,080
Accrued legal fees payable	21,983
Accrued payroll taxes	4,792
Accrued salaries and wages	2,486
Subscription royalties payable	139
$164,727

9.    Loss Per Common Share

The following table presents the computation of basic and diluted loss per share for the period ended June 30, 2006:

Net loss available for common shareholders	$(415,407)
Loss per share (basic and assuming dilution)	$-

Weighted average common shares outstanding
Basic	121,000,000
Fully diluted	121,000,000

Fully-diluted weighted-average common shares outstanding are not utilized in the calculation of loss per common share as the effect would be anti-dilutive, decreasing the reported loss per common share.

10.   Subsequent Events

Subsequent Stock Issuances

Subsequent to June 30, 2006, 500,000 shares were issued to the Company’s new President and CEO as part of his employment agreement. In July 2006, the Company issued options to purchase 1,215,000 shares of common stock which are vested and 1,215,000 shares of common stock which are non-vested.

The Retirement Solution, Inc.
Notes to the Unaudited Condensed Financial Statements
June 30, 2006

10.   Subsequent Events (continued)

Merger and Corporate Restructure

On August 30, 2006, the Company entered into a Share Purchase Agreement (“Agreement”) with Voxpath Holdings, Inc. (“Voxpath”). As a result of the Agreement, there was a change in control of the public entity. In accordance with SFAS No. 141, Voxpath was the acquiring entity. While the transaction is accounted for using the purchase method of accounting, in substance the Agreement is a recapitalization of Voxpath’s capital structure.

For accounting purposes, the Company accounted for the transaction as a reverse acquisition and Voxpath is the surviving entity. The total purchase price and carrying value of the net assets acquired was $-0-. The Company did not recognize goodwill or any intangible assets in connection with the transaction. The Company was an inactive corporation with no significant assets and liabilities.

Effective with the Agreement, all previously outstanding shares of common stock were exchanged for an aggregate of 99,999,992 shares of the Company’s common stock. The value of the stock issued was the historical cost of the Company’s net tangible assets, which did not differ materially from their fair value.

The total consideration paid was $85,520 and the significant components of the transaction are as follows:

Cash paid	$50,000
Common stock retained	35,520
Assets acquired	-
Liabilities assumed	-
Total consideration paid/organization expense	$85,520

  In accordance with SOP 98-5, the Company expensed $85,520 as organization costs.

GENERAL

Voxpath Holdings, Inc., (“Voxpath”) formerly known as Uintah Mountain Copper Company, was formed on January 30, 1946 in Utah. Voxpath changed domicile to Nevada in January 2005. In December 2005, the name of the Company was changed to Voxpath Holdings, Inc. At December 31, 2005, Voxpath had 4,009,453 shares of common stock issued and outstanding. In July 2006, a forward split of Voxpath’s common stock was effective on a 7 to 1 basis. On August 30, 2006, Voxpath had 35,520,440 shares of common stock issued and outstanding.

On August 30, 2006, The Retirement Solution, Inc. (“TRS”) entered into a Share Purchase Agreement (“Agreement”). TRS had a total of 300,000,000 authorized shares with a par value of $0.001 per share and 120,000,000 shares issued and outstanding as of March 31, 2006. TRS’s year end for accounting purposes was March 31, 2006. On August 30, 2006, TRS had 121,500,000 shares of common stock issued and outstanding. In accordance with Statement of Financial Accounting Standards 141, the Company is deemed to be the acquiring entity. The transaction will be accounted for as a recapitalization of the Company (reverse acquisition).

Effective with the Agreement, all previously outstanding common stock owned by the Company’s stockholders were exchanged for an aggregate of 99,999,992 shares of Voxpath common stock, $0.001 par value (“the Common Stock”). The value of the stock that was issued was the historical cost of Vox’s net tangible assets which did not differ materially from their fair value, and based on 35,520,440 Voxpath shares of stock being retained.

The consolidated unaudited pro forma financial statements have been prepared by management of the Company. In order to present consolidated financial position and results of operations of Voxpath and the Company as if the acquisition had occurred as of March 31, 2006 for the consolidated pro forma balance sheet and to give effect to the acquisition of TRS, as if the transaction had taken place at April 1, 2005 for the pro forma condensed consolidated statement of losses for the year ended March 31, 2006. The financial statements presented in the consolidated unaudited pro forma financial statements for Voxpath are the Audited Consolidated Balance Sheet and Statement of Operations at and for the year ended December 31, 2005. The financial statements presented in the consolidated unaudited pro forma financial statements for the Company are the Audited Consolidated Balance Sheet and Statement of Operations at and for the year ended March 31, 2006.

The pro forma information is based on historical financial statements giving effect to the proposed transactions accounted for as a recapitalization using the assumptions and adjustments in the accompanying notes to the consolidated unaudited pro forma financial statements. The consolidated unaudited pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements of the Company (including notes thereto) included in this Form.

THE RETIREMENT SOLUTION, INC.
CONSOLIDATED UNAUDITED PRO FORMA BALANCE SHEET

	Voxpath	The Retirement
	Holdings, Inc.	Solution, Inc.
	June 30,	June 30,	Pro Forma		Pro Forma
	2006	2006	Adjustments		Consolidated
Assets

Current Assets:
Cash and cash equivalents	$10	$-	$(10)	(B)	$-
Organizational costs	$-	50,000	(50,000)	(B)	-
Due from related party	-	290	-		290
Total Current Assets	10	50,290	(50,010)		290
Property and Equipment, net of accumulated depreciation	-	2,197	-		2,197
Total Assets	$10	$52,487	$(50,010)		$2,487

Liabilities and Deficiency in Stockholders' Equity

Current Liabilities:
Bank overdraft	$4,899	$11,439	$(4,899)	(B)	$11,439
Accounts payable	-	6,533	-		6,533
Due to related parties	-	166,923	-		166,923
Other current liabilities	568	158,194	(568)	(B)	158,194
Current portion of long-term debt	624,599	300,000	(624,599)	(B)	300,000
Total Current Liabilities	630,066	643,089	(630,066)		643,089
Other Liabilities
Long-term debt	-	-	-		-
Total Other Liabilities	-	-	-		-

Deficiency in Stockholders' Equity
Common stock	71,603	121,000	(57,083)	(A)	135,520
Additional paid-in capital	3,613,337	249,000	57,083	(A)
			(3,919,420)	(B)
			(395,576)	(B)
			630,056	(B)	234,480
Accumulated deficit	(4,314,996)	(960,602)	4,264,996	(B)	(1,010,602)
Total Deficiency in Stockholders' Equity	(630,056)	(590,602)	580,056		(640,602)
Total Liabilities and Deficiency in Stockholders' Equity	$10	$52,487	$(50,010)		$2,487

See accompanying notes to consolidated unaudited pro forma financial statements.

THE RETIREMENT SOLUTION, INC.
CONSOLIDATED UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
	Voxpath	The Retirement
	Holdings, Inc.	Solution, Inc.
	December 31,	March 31,	Pro Forma	Pro Forma
	2005	2006	Adjustments	Consolidated

Revenues	$-	$117,909	$-	$117,909
Operating Expenses:
Payroll and wage expenses	-	110,402	-	110,402
Depreciation	-	209	-	209
Commissions	-	46,501	-	46,501
Outside services	-	245,325	-	245,325
Other operating expenses	914,524	243,820		1,158,344
Total Operating Expenses	914,524	646,257	-	1,560,781
Loss from operations	(914,524)	(528,348)	-	(1,442,872)
Other Income (Expenses):
Loss on disposal of assets	(51,451)	-	-	(51,451)
Interest expense	(34,311)	(16,847)	-	(51,158)
Total Other Expenses	(85,762)	(16,847)	-	(102,609)
Loss before income taxes	(1,000,286)	(545,195)	-	(1,545,481)
Income Taxes	-	-	-	-
Net Loss	$(1,000,286)	$(545,195)	$-	$(1,545,481)
Loss Per Share (Basic and Assuming Dilution)	$(0.25)	$-		$(0.01)
Weighted Average Shares Outstanding	4,009,453	120,000,000		135,520,432

See accompanying notes to consolidated unaudited pro forma financial statements.

THE RETIREMENT SOLUTION, INC.
CONSOLIDATED UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

	Voxpath	The Retirement
	Holdings, Inc.	Solution, Inc.
	Six Months	Three Months
	Ended	Ended	Pro Forma	Pro Forma
	June 30, 2006	June 30, 2006	Adjustments	Consolidated

Revenues	$-	$37,115	$-	$37,115
Operating Expenses:
Payroll and wage expenses	-	22,317	-	22,317
Depreciation	-	267	-	267
Other operating expenses	124,455	423,705		548,160
Total Operating Expenses	124,455	446,289	-	570,744

Loss from operations	(124,455)	(409,174)	-	(533,629)
Other Income (Expenses):
Interest expense	(568)	(6,233)	-	(6,801)
Total Other Expenses	(568)	(6,233)	-	(6,801)
Loss before income taxes	(125,023)	(415,407)	-	(540,430)
Income Taxes	-	-	-	-
Net Loss	$(125,023)	$(415,407)	$-	$(540,430)
Loss Per Share (Basic and Assuming Dilution)	$-	$-		$-
Weighted Average Shares Outstanding	71,603,432	121,000,000		135,520,432

See accompanying notes to consolidated unaudited pro forma financial statements.

THE RETIREMENT SOLUTION, INC.
NOTES TO CONSOLIDATED UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The Consolidated Unaudited Pro Forma Condensed Financial Statements have been prepared in order to present consolidated financial position and results of operations of The Retirement Solution, Inc. ("TRS") and Voxpath Holdings, Inc.. ("Voxpath.") as if the acquisition had occurred as of June 30, 2006 for the pro forma condensed balance sheet and to give effect to the acquisition of TRS, as if the transaction had taken place at April 1, 2005 for the pro forma condensed consolidated statement of losses for the year ended March 31, 2006.

The following pro forma adjustments are incorporated into the consolidated unaudited pro forma balance sheet as of June 30, 2006 and the consolidated unaudited pro forma statement of operations for the year ended March 31, 2006.

(A) To record the issuance of 99,999,992 shares of Voxpath common stock, $0.001 par value (“Common Stock”) to purchase shares of Common Stock in exchange for one hundred percent (100%) of the issued and outstanding common stock of TRS and the retirement of TRS common stock.

(B) To eliminate the accumulated deficit, assets, and liabilities of Voxpath and reclassify as additional paid-in capital. Organizational costs were expensed in accordance with SOP 98-5.